UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 17, 2015

THE DEWEY ELECTRONICS CORPORATION (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-2892 (Commission File Number)	13-1803974 (I.R.S. Employer Identification Number)

27 Muller Road Oakland, New Jersey (address of principal executive offices)	07436 (Zip Code)

Registrant's telephone number, including area code: (201) 337-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 27, 2009, The Dewey Electronics Corporation (the “Company”) entered into a $500,000 line of credit (the “Line of Credit”) with TD Bank, NA (the “Bank”). (See Note 7 of the Notes to Financial Statements in the Company's Form 10-Q for the quarter ended September 30, 2015.) On December 17, 2015, the Company received notice from the Bank that, effective December 1, 2015, the Bank had extended the term of the Line of Credit for a period of 12 months ending November 30, 2016. No other terms of the Company’s revolving term note to the Bank (previously amended and restated as of November 8, 2013) were changed.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DEWEY ELECTRONICS CORPORATION

Date: December 22, 2015	By:	/s/ Donna M. Medica
Donna M. Medica
Principle Financial Officer